UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 11, 2015

Platform Specialty Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida		33401
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (561) 207-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed to amend the Current Report on Form 8-K filed by Platform Specialty Products Corporation (“Platform”) with the Securities and Exchange Commission (the “SEC”) on February 17, 2015 (the “Original Form 8-K”). In the Original Form 8-K, Platform reported that on February 13, 2015, it closed its acquisition of Arysta LifeScience Limited (the “Arysta Acquisition”).

The purpose of this Amendment No. 1 is, among other things, to amend the Original Form 8-K to include (i) Arysta’s financial statements for the years ended December 31, 2013 and 2014 in Item 9.01(a) of Form 8-K, and (ii) the unaudited pro forma consolidated financial information related to the Arysta Acquisition required by Item 9.01(b) of Form 8-K that were previously omitted from the Original Form 8-K in accordance with the instructions to Item 9.01 of Form 8-K. This Amendment No. 1 speaks as of the filing date of the Original Form 8-K, does not reflect events that may have occurred subsequent to the original filing date, and does not modify or update in any way disclosures made in the Original Form 8–K, except as stated above.

Item 8.01 Other Events.

The purpose of this Amendment No. 1 is also to voluntarily file a Management’s Discussion of Operations and Cash Flows of Arysta for the fiscal years ended December 31, 2013 and 2014, which is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Arysta’s audited consolidated balance sheets as of December 31, 2013 and 2014 and the related audited consolidated statements of income, comprehensive income, changes in equity, cash flows and related notes for each of the two years in the period ended December 31, 2014 (prepared in accordance with International Financial Reporting Standards) are attached hereto as Exhibit 99.2, and are incorporated by reference in this Item 9.01(a).

(b) Pro Forma Financial Information

Platform’s unaudited pro forma combined consolidated balance sheets as of December 31, 2014 and the related unaudited pro forma combined consolidated statements of operations of Platform for the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Arysta Acquisition, the acquisition by Platform of the Chemtura AgroSolutions business of Chemtura Corporation (the “CAS Acquisition”) and the related financings. The unaudited pro formas are attached hereto as Exhibit 99.3 and are incorporated by reference in this Item 9.01(b).

(d) Exhibits

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young ShinNihon LLC.

99.1	Arysta Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2014.

99.2	Arysta’s audited consolidated balance sheets as of December 31, 2013 and 2014 and the related audited consolidated statements of income, comprehensive income, changes in equity, cash flows and related notes for each of the two years in the period ended December 31, 2014.

99.3	Platform’s unaudited pro forma combined consolidated balance sheets as of December 31, 2014 and the related unaudited pro forma combined consolidated statements of operations of Platform for the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Arysta Acquisition, the CAS Acquisition and the related financings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION

April 29, 2015	By:	/s/ Frank J. Monteiro

Name: Frank J. Monteiro
Title: Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

23.1	Consent of Ernst & Young ShinNihon LLC.

99.1	Arysta Management’s Discussion of Operations and Cash Flows for the audited fiscal years ended December 31, 2013 and 2014.

99.2	Arysta’s audited consolidated balance sheets as of December 31, 2013 and 2014 and the related audited consolidated statements of income, comprehensive income, changes in equity, cash flows and related notes for each of the two years in the period ended December 31, 2014.

99.3	Platform’s unaudited pro forma combined consolidated balance sheets as of December 31, 2014 and the related unaudited pro forma combined consolidated statements of operations of Platform for the year ended December 31, 2014, in each case giving effect on a pro forma basis to the Arysta Acquisition, the CAS Acquisition and the related financings.